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                            SECOND AMENDMENT TO LEASE
                            -------------------------

     This Second Amendment to Lease made this 9th day of May, 2000, by and between BEBOB ASSOCIATES ("Landlord") and INTERNET CAPITAL GROUP, INC. ("Tenant").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated January 1, 2000 for a 15,000 rentable square foot portion of Building 600 for a period of Five (5) years terminating December 31, 2004; and

     WHEREAS, Tenant leased an additional 573 square feet for a Four (4) year and Eleven (11) month Term commencing February 1, 2000; and,

     WHEREAS, Landlord and Tenant agree that Tenant shall lease from Landlord the 6,448 square feet as shown on the attached plan commencing June 15, 2000; and terminating December 31, 2004.

     NOW, THEREFORE in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties agree to amend said Lease effective June 15, 2000, as follows:

     1. The term of the Lease for the 6,448 square feet shall be from June 15, 2000 to December 31, 2004.

     2. The Total Base Rental for the 6,448 square feet shall be Five Hundred Seventy-One Thousand Fifty-One and 00/100 Dollars ($571,051.00).

     3. The Monthly Base rental for the 6,448 square feet shall be Ten Thousand Four Hundred Seventy-Eight and 00/100 Dollars ($10,478.00).

     4. Payment for increases in Real Estate Taxes and/or Operating Expenses over $5.50/square foot for this 6,448 square feet will begin as of June 15, 2000, based upon the percentage of the phase of Safeguard Corporate Campus in which the 6,448 square feet is situated, that percentage being 15.9%.

     5. All improvements for the 6,448 square feet will be paid by the Tenant.

     6. All other terms and conditions as contained in said Lease shall remain the same, except as herein modified.

INTERNET CAPITAL GROUP, INC.                   BEBOB ASSOCIATES

By: /s/ Henry N. Nassau                       By: /s/ Gerry Wilk
   --------------------------------              ------------------------------
   Henry N. Nassau                               Gerry Wilk

Attest:                                       Attest:

/s/ Luan Taiariol
-----------------------------------           ---------------------------------
   Luan Taiariol

[Diagram intentionally omitted]